SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 18, 2004



                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)






            DELAWARE
(State or other jurisdiction of           0-4339                63 0250005
         incorporation)          (Commission File Number)  (IRS Employer ID No.)



One Golden Flake Drive, Birmingham, Alabama                      35205
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:  (205) 458 7316






                                       N/A
          (Former name or former address, if changed since last report)


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TABLE OF CONTENTS





ITEM 5. OTHER EVENTS


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


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ITEM 5. OTHER EVENTS

On August 18, 2004, Golden Enterprises announced in a press release ("Press Release") that it intends to restate its audited financial statements for fiscal year 2003 and for the first three quarters of fiscal year 2004 to properly account for accruals for its vacation pay and self insured health and casualty obligations. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         Exhibit No.            Description

         99.1                   Press Release dated August 18, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 18, 2004, Golden Enterprises announced its earnings for the fourth quarter and fiscal year ended May 31, 2004 in the Press Release attached as
Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized. Dated August 18, 2004.




                                   GOLDEN ENTERPRISES, INC.



                                   By: ------------------------------------
                                         Patty Townsend
                                         Vice President, CFO & Secretary